UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2025
_______________________________________________
TILLY’S, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35535	45-2164791
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
10 Whatney
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
(949) 609-5599
(Registrant’s Telephone Number, Including Area Code)
  ______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	TLYS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
At the Company's 2025 annual meeting of its stockholders held on June 11, 2025 (the "Annual Meeting"), the Company's stockholders voted on four proposals, as described below. As of the close of business on April 21, 2025, the record date for eligibility to vote at the Annual Meeting, there were 22,845,799 shares of Class A common stock and 7,306,108 shares of Class B common stock of the Company outstanding and entitled to vote at the Annual Meeting. Each share of Class A common stock was entitled to one (1) vote per share, and each share of Class B common stock was entitled to ten (10) votes per share. Accordingly, as of the record date, the total voting power of all of the shares of the Company's common stock entitled to vote at the Annual Meeting was 95,906,879 votes. Each of the proposals was described in detail in the Proxy Statement for the Annual Meeting. The vote totals noted below are final voting results from the Annual Meeting.
Proposal 1
The Company's stockholders elected the following six directors for a term of office expiring at the Company's 2026 annual meeting of its stockholders and until their successors are duly elected and qualified. There were no abstentions for Proposal 1.

Name	Votes For	Votes Withheld	Broker Non-Votes
Hezy Shaked	76,654,769	2,084,506	10,766,352
Teresa Aragones	76,702,037	2,037,238	10,766,352
Doug Collier	76,503,955	2,235,320	10,766,352
Seth Johnson	75,656,757	3,082,518	10,766,352
Janet Kerr	75,936,372	2,802,903	10,766,352
Michael Relich	76,595,828	2,143,447	10,766,352

Proposal 2
The Company's stockholders approved the Third Amended and Restated Tilly’s Equity and Incentive Award Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,422,026	314,240	3,009	10,766,352

Proposal 3
The Company's stockholders ratified the appointment of BDO USA, P.C. as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
89,445,384	52,762	7,481	—

Proposal 4
The Company's stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended February 1, 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,591,299	70,321	77,655	10,766,352

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILLY’S, INC.

Date: June 11, 2025	By:	/s/ Michael L. Henry
	Name:	Michael L. Henry
	Title:	Executive Vice President, Chief Financial Officer